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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 13, 1999


                                 7TH LEVEL, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

================================================================================
            DELAWARE                      0-24936              75-2480669
(State or other jurisdiction of  (Commission File Number)     (IRS Employer
         incorporation)                                   Identification Number)
================================================================================

                             925 WESTCHESTER AVENUE
                             WHITE PLAINS, NEW YORK              10604
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)   (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (914) 682-4300

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)
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Item 2. Acquisition or Disposition of Assets

           Pursuant to the terms of the Agreement and Plan of Merger, dated as of May 13, 1999, 7th Level Acquisition Corporation, a wholly owned subsidiary of 7th Level, Inc. ("7th Level"), merged with and into Panmedia Corporation ("Panmedia") in exchange for 1,543,860 shares of 7th Level common stock, $.01 par value per share ("7th Level Common Stock"), for all of the outstanding shares of Panmedia common stock.

The common stock of Panmedia was acquired from Jason and Patricia Roberts none of whom had a material relationship with 7th Level, or a 7th Level affiliate, director or officer.

Panmedia Corporation is the owner of Learn2.com, a popular learning website. The website offers step-by-step instructions on a wide spectrum of skills, activities and tasks; an extensive set of discussion forums where consumers can find and share information; and hundreds of helpful tips. Approximately 200 comprehensive tutorials and 1,000 Learnlets, abbreviated tutorials, are currently available and another 200 tutorials are in the editorial development process. Learn2.com has been named the #1 "Most Useful Site" by Yahoo! Internet Life, the #1 "Continuing Education" and #1 "Distance Learning" site by Lycos, and named one of the "5 Top Education Sites of 1998" by PC magazine. Panmedia also provides website design and implementation services for corporate clients.

Item 7. Financial Statements and Exhibits.

      (a) The financial statements required to be filed with this Report were not available at the time of this filing. Such financial statements will be filed as an amendment to this Form 8-K not later than 75 days after the date of this Report.

      (b) The pro forma financial information required to be filed with this Report was not available at the time of this filing. Such pro forma financial information will be filed as an amendment to this Form 8-K not later than 75 days after the date of this Report.

      (c) Exhibits.

            2.2 Agreement and Plan of Merger, dated as of May 13, 1999, by and among 7th Level, Inc., 7th Level Acquisition Corporation, Panmedia Corporation, Jason Roberts and Patricia Roberts (previously filed with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).
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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 7TH LEVEL, INC.


                              By: /s/ MARC E. LANDY

                                  Marc E. Landy
                             Chief Financial Officer

Date: May 20, 1999
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                                INDEX TO EXHIBITS

Exhibit No.

2.2 Agreement and Plan of Merger, dated as of May 13, 1999, by and among 7th Level, Inc., 7th Level Acquisition Corporation, Panmedia Corporation, Jason Roberts and Patricia Roberts (previously filed with the Company's Quarterly Report on Form 10-Q for the quarter ended March 31, 1999).